Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 11, 2013 (this “Amendment”), among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 28, 2013 (as the same may be amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent acknowledge such amendment; and

WHEREAS, the Administrative Agent and Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Amendments to Credit Agreement.

Effective as of the First Amendment Effective Date (as defined below), and in reliance on the representations and warranties of the Borrower set forth in this Amendment and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	The definition of “Intercreditor Agreement” is hereby amended and restated in its entirety as follows:

““Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Amendment No. 1 Effective Date, executed by Holdings, the Borrower, the other Loan Parties from time to time party thereto, the Administrative Agent and the collateral agent under the Second Lien Note Indenture, and as the same may be amended, restated, supplemented, waived and/or otherwise modified from time to time in accordance with the terms thereof and of this Agreement.”

(b)	Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)	The definition of “Maturity Date” is hereby amended and restated in its entirety as follows:

““Maturity Date” means (a) with respect to the Revolving Credit Facility, June 28, 2018 and (b) with respect to the Term Facility, June 28, 2019 or such later date as shall be set forth in an Incremental Loan Amendment, in each case, subject to extension pursuant to Section 2.16; provided that, if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.”

(ii)	The definition of “Permitted Refinancing Debt” is hereby amended and restated in its entirety as follows:

““Permitted Refinancing Debt” means (w) in connection with any refinancing of the Second Lien Notes, new Indebtedness of the Borrower having terms (other than pricing, subject to the terms of the Intercreditor Agreement, if applicable), taken as a whole, not materially less favorable to the Borrower than those applicable to the Second Lien Notes or otherwise on then market terms and conditions for comparable debt issuances, or for senior unsecured notes, as the case may be (in each case as determined in good faith by the Administrative Agent and the Revolver Agent), or otherwise acceptable to the Administrative Agent and the Revolver Agent; provided that in no event shall such Indebtedness (a) amortize, or otherwise be subject to scheduled redemptions, repurchases or other payments of principal or have a final maturity date that is earlier than the date that is six (6) months after the then-latest Maturity Date with respect to the Term Facility, (b) require prepayments (or mandatory redemptions) in a manner more extensive than the Second Lien Notes, (c) contain maintenance or other springing or conditional financial covenants that are more restrictive than this Agreement, (d) be secured by Liens, if any, that are not subordinated to the Liens securing the Obligations in a manner at least as favorable to the Lenders as provided for in the Intercreditor Agreement; provided that the Administrative Agent and the Revolver Agent may agree in their sole discretion to enter into a new intercreditor agreement with the agent or trustee under such new Indebtedness that is entered into to refinance the Second Lien Notes to the extent such new intercreditor agreement is in form and substance satisfactory to the Administrative Agent and the Revolver Agent, or (e) contain other terms and conditions that are more restrictive, taken as a whole, than those under this Agreement (as determined in good faith by the Administrative Agent and the Revolver Agent); (x) in connection with any refinancing of any Subordinated Indebtedness of the Borrower, new Subordinated Indebtedness of the Borrower having terms (other than pricing), taken as a whole, not materially less favorable to the Borrower than those applicable to the Subordinated Indebtedness being refinanced (as determined in good faith by the Administrative Agent and the Revolver Agent); provided that in no event shall such Indebtedness (a) amortize, or otherwise be subject to scheduled redemptions, repurchases or other payments of principal or have a final maturity date that is earlier than the date that is six (6) months after the then-latest Maturity Date with respect to the Term Facility, (b) be subordinated to the Obligations in a manner less favorable to the Lenders than the Subordinated Indebtedness being refinanced, (c) contain maintenance or other springing or conditional financial covenants, (d) require prepayments or mandatory redemptions in a manner more extensive than the Subordinated Indebtedness being refinanced or (e) contain other terms and conditions that are more restrictive, taken as a whole, than those under this Agreement (as determined in good faith by the Administrative Agent and the Revolver Agent); and (y) in connection with any refinancing of unsecured Indebtedness of the Borrower, new unsecured Indebtedness of the Borrower having terms (other than pricing), taken as a whole, not materially less favorable to the Borrower than those applicable to the unsecured Indebtedness being refinanced or otherwise on then market terms and conditions for senior unsecured debt securities (in each case as determined in good faith by the Administrative Agent and the Revolver Agent); provided that in no event shall such Indebtedness (a) amortize, or otherwise be subject to scheduled redemptions, repurchases or other payments of principal or have a final maturity date that is earlier than the date that is six (6) months after the then-latest Maturity Date with respect to the Term Facility, (b) require prepayments or mandatory redemptions in a manner more extensive than the unsecured Indebtedness being refinanced, (c) contain maintenance or other springing or conditional financial covenants or (d) contain other terms and conditions that are more restrictive, taken as a whole, than those under this Agreement (as determined in good faith by the Administrative Agent and the Revolver Agent).”

(iii)	The definition of “Second Lien Note Indenture” is hereby amended and restated in its entirety as follows:

““Second Lien Note Indenture” means the indenture dated as of the Amendment No. 1 Effective Date, by and among Holdings, the Borrower, Appvion Canada Ltd., certain of its Subsidiaries and U.S. Bank National Association, as trustee and as collateral agent, in connection with the issuance of the Second Lien Notes, as the same may be amended, restated, supplemented, waived and/or otherwise modified from time to time in accordance the terms thereof, of this Agreement and of the Intercreditor Agreement.”

(iv)	The definition of “Second Lien Notes” is hereby amended and restated in its entirety as follows:

““Second Lien Notes” means the senior secured second lien notes of the Borrower issued pursuant to the Second Lien Note Indenture.”

(v)	The definition of “Subordinated Indebtedness” is hereby amended and restated in its entirety as follows:

““Subordinated Indebtedness” means Indebtedness of any Group Member that is subordinated in right to and time of payment to the Obligations.”

(c) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, among the Borrower, Holdings, the Required Lenders and the Administrative Agent.

“Amendment No. 1 Effective Date” shall mean the date that Amendment No. 1 shall become effective in accordance with its terms.

(d) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the terms “Senior Subordinated Notes” and “Senior Subordinated Note Indenture” set forth therein in their entirety.

(e) Section 5.21 of the Credit Agreement is hereby deleted in its entirety and substituted therefor with the following language: “Section 5.21. The Obligations constitute “Senior Debt” and “Designated Senior Debt” (or any other defined term having a similar purpose) of the Borrower under the documentation governing any Subordinated Indebtedness and any Permitted Refinancing Debt Document. The obligations of each Subsidiary party thereto under the Guarantee and Collateral Agreements, as applicable, will constitute “Guarantor Senior Debt” (or any other defined term having a similar purpose) of such Subsidiary under the documentation governing any Subordinated Indebtedness and under any Permitted Refinancing Debt Document (if such Subsidiary is an obligor or guarantor thereunder). There is no other Indebtedness (other than the Obligations) which has been designated as “Designated Senior Debt” (or any other defined term having a similar purpose) for the purposes of the documentation governing any Subordinated Indebtedness or for purposes of any Permitted Refinancing Debt Document.”.

(f) Section 6.02(d) of the Credit Agreement is hereby amended by deleting the reference therein to “Second Lien Credit Agreement” and replacing it with “Second Lien Note Indenture”.

(g) Section 6.09(d) of the Credit Agreement is hereby amended by deleting the reference therein to “Second Lien Credit Agreement” and replacing it with “Second Lien Note Indenture”.

(h)	Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower will at all times while the Obligations are outstanding, cause such Obligations to be designated as “Senior Debt” (or any other defined term having a similar purpose) within the meaning of any agreements governing any Subordinated Indebtedness of the Borrower.”

(i)	Article VII of the Credit Agreement is hereby amended as follows:

(i)	Section 7.02(f) set forth therein is hereby deleted in its entirety and substituted therefor with the following language:

“(f) (i) Indebtedness of the Borrower in respect of the Second Lien Notes under the Second Lien Note Indenture and, to the extent applicable, any Permitted Refinancing Debt in connection therewith in an aggregate principal amount not to exceed $250,000,000, plus any premium payable to holders of the Second Lien Notes and expenses in each case related to or in connection with the first incurrence of any such Permitted Refinancing Debt after the First Amendment Effective Date; provided that any such premium and expenses shall not exceed $25,000,000 in the aggregate and (ii) Guarantee Obligations of Holdings and any Subsidiary that is a Guarantor in respect of such Indebtedness;”

(ii)	Section 7.02(o) set forth therein is hereby deleted in its entirety and substituted therefor with the following language: “(o) “[Reserved]”.

(iii)	Section 7.08(a) set forth therein is hereby deleted in its entirety and substituted therefor with the following language:

“(a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Second Lien Notes, any other Indebtedness having a permitted junior lien, unsecured Indebtedness or other Subordinated Indebtedness or any Permitted Refinancing Debt or enter into any derivative or other transaction with any Derivatives Counterparty obligating Holdings, the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of the Second Lien Notes (any such action, a “Restricted Junior Debt Payment”) (other than (i) so long as no Default or Event of Default shall have occurred or be continuing both before and after giving effect to such Restricted Junior Debt Payment, the refinancing of any Second Lien Notes, any other Indebtedness having a permitted junior lien, unsecured Indebtedness or other Subordinated Indebtedness with applicable Permitted Refinancing Debt, (ii) Restricted Junior Debt Payments in an aggregate amount not to exceed the Available Amounts Basket as of the time such Restricted Junior Debt Payment is made, and (iii) Restricted Junior Debt Payments consisting of the redemption of the Non-Tendered First Lien Notes;”

(iv)	Section 7.08(b) set forth therein is hereby deleted in its entirety and substituted therefor with the following language:

“(b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Second Lien Notes, the Second Lien Note Indenture, any other Indebtedness having a permitted junior lien, unsecured Indebtedness or other Subordinated Indebtedness or any Permitted Refinancing Debt (other than any such amendment, modification, waiver or other change that is permitted by the terms of the Intercreditor Agreement or any subordination agreement applicable thereto; provided that the terms of the Indebtedness being amended, modified, waived or otherwise changed, after giving effect to such amendment, modification, waiver or other change, are not materially less favorable to the Borrower than those applicable to such Indebtedness before giving effect to such amendment, modification, waiver or other change; provided, further, that in no event shall such Indebtedness (a) amortize, or otherwise be subject to scheduled redemptions, repurchases or other payments of principal or have a final maturity date that is earlier than the date that is six (6) months after the then-latest Maturity Date with respect to the Term Facility, (b) be subordinated to the Obligations in a manner less favorable to the Lenders than such Indebtedness before giving effect to such amendment, modification, waiver or other change, (c) contain maintenance or other springing or conditional financial covenants, (d) be amended, modified, waived or otherwise changed so as to require prepayments or mandatory redemptions in a manner more extensive than the terms of such Indebtedness before giving effect to such amendment, modification, waiver or other change or (e) contain other terms and conditions that are more restrictive, taken as a whole, than those under this Agreement (as determined in good faith by the Administrative Agent and the Revolver Agent));”

(v)	Section 7.08(c) set forth therein is hereby deleted in its entirety and substituted therefor with the following language:

“(c) designate any Indebtedness (other than obligations of the Loan Parties pursuant to the Loan Documents) as “Designated Senior Debt” (or any other defined term having a similar purpose) for the purposes of any agreements governing any Subordinated Indebtedness of the Borrower or any applicable Permitted Refinancing Debt Document;”

(j) Section 8.01(l) of the Credit Agreement is hereby deleted in its entirety and substituted therefor with the following language: “(l) any Subordinated Indebtedness or the guarantees thereof or any related Permitted Refinancing Debt or the guarantees thereof, so long as such Indebtedness is outstanding, shall cease, for any reason, to be validly subordinated to the Obligations or the obligations of the Subsidiaries party thereto under the Guarantee and Collateral Agreements as provided in the documentation governing such Subordinated Indebtedness or any related Permitted Refinancing Debt Document, as the case may, or any Loan Party, any Affiliate of any Loan Party, the trustee or agent in respect of any Subordinated Indebtedness or any related Permitted Refinancing Debt Document, or the holders of at least 25% in aggregate principal amount of any Subordinated Indebtedness or any related Permitted Refinancing Debt, as the case may be, shall so assert”.

Section 2 Delayed Effectiveness of Amendments.

(a) Notwithstanding anything to the contrary set forth herein, the Amendments set forth in Section 1 hereof shall automatically become effective as of the date upon which the following conditions have been satisfied (the “First Amendment Effective Date”), without any further action being required of any party to the Credit Agreement:

(i) The Borrower, Holdings, the Administrative Agent and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) such counterpart to the Agent, c/o Proskauer Rose LLP, Eleven Times Square, New York, NY 10036 Attention: Kailing Li (facsimile number: 212-969-2900 / e-mail address: kli@proskauer.com) prior to Noon, New York City time, on November 8, 2013 (such date and time, the “Consent Deadline”);

(ii) The Administrative Agent shall have received an Acknowledgement in the form of Exhibit A hereto executed by each Loan Party that is not a party hereto;

(iii) (x) all fees and expenses required to be paid to the Administrative Agent and the Revolver Agent on the First Amendment Effective Date (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses) shall have been paid (or shall concurrently be paid) to the extent the Borrower has received an invoice therefor at least one Business Day prior to the First Amendment Effective Date and (y) the Administrative Agent shall have received for the respective account of each Consenting Lender (as defined below) a consent fee equal to 0.10% of the aggregate principal amount of Loans and Commitments held by each Lender that executes and delivers a signature page hereto prior to the Consent Deadline in accordance with clause (i) of this Section 2 (the “Consenting Lenders”);

(iv) the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower and Holdings that the representations and warranties made by the Borrower and Holdings in Section 4(a) are true and correct;

(v) The Administrative Agent and the Revolver Agent shall have received a favorable opinion of (i) DLA Piper LLP, counsel to the Loan Parties, (ii) Foley & Lardner LLP, Wisconsin counsel to the Loan Parties, and (iii) Davis LLP, Canadian counsel to Appvion Canada, in each case, addressed to the Administrative Agent, the Revolver Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents in form and substance satisfactory to the Administrative Agent and the Revolver Agent;

(vi) The Administrative Agent and the Revolver Agent shall have received the Intercreditor Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Revolver Agent, dated the First Amendment Effective Date and duly executed by the Borrower, the Administrative Agent and the collateral agent for the holders of the Second Lien Notes; and

(vii) The Administrative Agent and the Revolver Agent shall have received on or prior to December 31, 2013 evidence reasonably satisfactory to it that the Second Lien Notes have been issued and the proceeds thereof applied to redeem in full the Second Lien Notes and the Senior Subordinated Notes (as such terms are defined in the Credit Agreement before giving effect to this Amendment), and the Administrative Agent and the Revolver Agent shall be satisfied with the terms of the Second Lien Note Indenture.

Section 3 Consent and Agreement.

The Administrative Agent hereby agrees to (and the Lenders party hereto hereby agree that the Administrative Agent may) enter into the Intercreditor Agreement on the First Amendment Effective Date on substantially the same terms as the Intercreditor Agreement (as defined in the Credit Agreement before giving effect to this Amendment), except as set forth on Exhibit B attached hereto. Notwithstanding anything to the contrary in Section 2.05(b) or 7.08 of the Credit Agreement (as in effect prior to giving effect to the Amendments), the Administrative Agent and the Lenders party hereto hereby consent to the use of proceeds of the new Second Lien Notes to refinance the Second Lien Notes (as such term is defined in the Credit Agreement before giving effect to this Amendment), pay any premium payable to holders of the Second Lien Notes and pay fees and expenses related thereto, refinance the Senior Subordinated Notes (as such term is defined in the Credit Agreement before giving effect to this Amendment), pay fees and expenses related thereto, and for general corporate purposes.

Section 4 Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and Holdings, jointly and severally, hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, is true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, are true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(a), the representations and warranties contained in Section 5.01 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(b) each Loan Party that is a party hereto has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by each Loan Party that is a party hereto of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d) this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e) no Default or Event of Default exists, both before and after giving effect to this Amendment; and

(f) The execution, delivery and performance of this Amendment does not violate any (a) material Requirement of Law, (b) Contractual Obligation or (c) Organization Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation or Organization Document (other than the Liens created by the Security Documents). No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

Section 5 Reference and Effect on the Credit Documents.

(a) On and after the First Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e) This Amendment is a Loan Document.

Section 6 GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE REVOLVER AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 7 Miscellaneous.

(a) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b) Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d) No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender, L/C Issuer or Revolver Agent shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e) Section Titles. The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent and the Required Lenders, on the one hand, and the Borrower and Holdings on the other hand. Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER AND HOLDINGS:

APPVION, INC., a Delaware corporation, as Borrower

By:	/s/ Thomas J. Ferree
	Name:	Thomas J. Ferree
	Its:	SVP & CFO

PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, as Holdings

By:	/s/ Thomas J. Ferree
	Name:	Thomas J. Ferree
	Its:	SVP & CFO

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ J. PAUL MC DONNELL
	Name:	J. PAUL MC DONNELL
	Title:	MANAGING DIRECTOR

[Appvion, Inc. – First Amendment to Credit Agreement]

Name of Lender: JFIN CAPITAL 2013 LLC

By:	/s/ J. PAUL MC DONNELL
	Name:	J. PAUL MC DONNELL
	Title:	MANAGING DIRECTOR

Name of Lender: JFIN FUND III LLC

By:	/s/ J. PAUL MC DONNELL
	Name:	J. PAUL MC DONNELL
	Title:	MANAGING DIRECTOR

Name of Lender: JFIN CLO 2012 LTD

By:	JEFFERIES FINANCE LLC, as Portfolio Manager

By:	/s/ J. PAUL MC DONNELL
	Name:	J. PAUL MC DONNELL
	Title:	MANAGING DIRECTOR

Name of Lender: JFIN CLO 2013 LTD

By:	JEFFERIES FINANCE LLC, as Portfolio Manager

By:	/s/ J. PAUL MC DONNELL
	Name:	J. PAUL MC DONNELL
	Title:	MANAGING DIRECTOR

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO IX

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO X

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO XI

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO XII

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO XIV

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APIDOS CLO XV

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Oscar K. Anderson
	Name:	Oscar K. Anderson
	Title:	MD/PM

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Consumer Program Administrators, Inc.

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMorgan Strategic Income Opportunities Portfolio

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMorgan Chase Bank NA as Trustee of the JPMorgan Chase Retirement Plan

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMorgan Floating Rate Income Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Advanced Series Trust-AST JPMorgan Strategic Opportunities Portfolio

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

TRALEE CLO II, LTD

By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca

	Name:	Dennis Gorczyca
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO PRINCIPAL LENDING, LLC

By:	/s/ GREG APKARIAN
	Name:	GREG APKARIAN
	Title:	MANAGING DIRECTOR

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Shackleton II CLO, Ltd.

By:	Alcentra NY, LLC

By:	/s/ Andrew Sieurin

	Name:	Andrew Sieurin
	Title:	Credit Analyst

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Allstate Insurance Company

By:	/s/ CHRIS GOERGEN
	Name:	CHRIS GOERGEN
	Title:	Authorized Signatory

By:	/s/ Peruvemba Satish
	Name:	Peruvemba Satish
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXI Leveraged Loan CDO LLC

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XVIII Leveraged Loan 2007 Ltd.

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXVI Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXVIII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Dryden XXIV Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
	Name:	Joseph Lemanowicz
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:	/s/ Elizabeth A. Di Cola
Name:	Elizabeth A. Di Cola
Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

[ FEIM High Yield Cayman Fund LTD ]

By:	/s/ Michael Grazidei
	Name:	Michael Grazidei
Its:

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

[ First Eagle High Yield Fund ]

By:	/s/ Michael Grazidei
	Name:	Michael Grazidei
Its:

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

[ New Eagle Holdings High Yield Fund ]

By:	/s/ Michael Grazidei
	Name:	Michael Grazidei
Its:

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

[ First Eagle Global Income Builder Fund ]

By:	/s/ Michael Grazidei
	Name:	Michael Grazidei
Its:

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

[ New Eagle Holdings Income Builder Fund ]

By:	/s/ Michael Grazidei
	Name:	Michael Grazidei
Its:

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Regatta II Funding LP By: Napier Park Global Capital, LLC, attorney-in-fact

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

Oakland Unified School District Supplemental Annuity Plan for Classified Employees

By:	/s/ Drew Sweeney
As: Bradford & Marzec, LLC as Investment Advisor on behalf of the Oakland Unified School District Supplemental Annuity Plan for Classified Employees, account number 6746025203

Drew Sweeney Portfolio Manager Bradford & Marzec, LLC

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name: Its:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust

By:	/s/ Drew Sweeney
As: Bradford & Marzec, LLC as Investment Advisor on behalf of the Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust, account number 19-500679

Drew Sweeney Portfolio Manager Bradford & Marzec, LLC

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

BlueCross BlueShield of Tennessee
By:	SKY Harbor Capital Management, LLC as Advisor

By:	/s/ David Kinsley
	Name:	David Kinsley
	Its:	Principal

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

Onex Senior Credit Fund, L.P.

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Consumer Program Administrators, Inc.

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Onex Senior Credit II, LP

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

OCP Credit Trust

By: Onex Credit Partners, LLC, its manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

OCP CLO 2012-1, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

OCP CLO 2013-3, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

OCP CLO 2013-4, Ltd.

By: Onex Credit Partners, LLC, as Portfolio Manager

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ JT TAYLOR
	Name:	JT TAYLOR
	Its:	SVP

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:
Name:
Its:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

	By:	Loomis, Sayles & Company. L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

APOSTLE LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

LOOMIS SAYLES SENIOR
FLOATING RATE & FIXED INCOME FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

LOOMIS SAYLES SENIOR FLOATING
RATE AND FIXED INCOME TRUST,
As Lender

	By:	Loomis Sayles Trust Company, LLC,
As Trustee of Loomis Sayles Senior Floating Rate and Fixed Income Trust

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

THE LOOMIS SAYLES
SENIOR LOAN FUND, LLC,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

NATIXIS LOOMIS SAYLES
SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Oppenheimer Capital Income Fund

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Oppenheimer Quest for Value Funds for the account of Oppenheimer Flexible Strategies Fund

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Oppenheimer Master Loan Fund, LLC

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Oppenheimer Senior Floating Rate Fund

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

FCCI Insurance Company

By:	/s/ Kathleen News
	Name:	Kathleen News
	Title:	Sr. Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

BATTALION CLO 2007-I, LTD.

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh
	Title:	Bank Debt Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

BATTALION CLO III LTD.

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh
	Title:	Bank Debt Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Battalion CLO IV Ltd.

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ James Keogh

	Name:	James Keogh
	Title:	Bank Debt Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Stichting Pensioenfonds Medische Specialisten

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Stichting Pensioenfonds voor Huisartsen

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Ascension Health Master Pension Trust - Pioneer

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

CHIMCO Alpha Fund, LLC

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Met Investors Series Trust - Pioneer Strategic Income Portfolio

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Metropolitan Water Reclamation District Retirement Fund

By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Dynamic Credit Fund

By: Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Floating Rate Fund

By:	Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Floating Rate Trust

By:	Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Institutional Opportunistic Core Plus Portfolio

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Opportunistic Core Plus Fixed Income Trust

By:	Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Strategic Income Fund

By:	Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pioneer Strategic Income VCT Portfolio

By:	Pioneer Investment Management, Inc.

As its adviser

By:	/s/ maggie begley

	Name:	maggie begley
	Title:	Vice President and Associate General Counsel

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Shackleton 2013-III CLO, Ltd.

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin

	Name:	Andrew Sieurin
	Title:	Credit Analyst

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Shackleton I CLO, Ltd.

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin

	Name:	Andrew Sieurin
	Title:	Credit Analyst

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

ILLINOIS STATE BOARD OF INVESTMENT

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn

	Name:	Kathleen Zarn
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

THL CREDIT WIND RIVER 2013-1 CLO LTD.

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A Zarn

	Name:	Kathleen A Zarn
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn

	Name:	Kathleen Zarn
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

THL Credit Wind River 2012-1 CLO Ltd.

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn

	Name:	Kathleen Zarn
	Title:	Managing Director

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2012-1, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2012-2, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2012-3, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2012-4, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2013-1, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2013-2, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Carlyle Global Market Strategies CLO 2013-3, Ltd.

By:	/s/ Michael Hadley

	Name:	Michael Hadley
	Title:	Principal

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Kingsland III, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Ursula Bernal

	Name:	Ursula Bernal
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Kingsland IV Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Ursula Bernal

	Name:	Ursula Bernal
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Kingsland V Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Ursula Bernal

	Name:	Ursula Bernal
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Kingsland VI

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Ursula Bernal

	Name:	Ursula Bernal
	Title:	Portfolio Administrator

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

This consent is made by the following Lender, acting through the undersigned investment advisor:

ACE American Insurance Company

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Rubin

	Name:	Brian Rubin
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Rubin

	Name:	Brian Rubin
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Rubin

	Name:	Brian Rubin
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Rubin

	Name:	Brian Rubin
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

BLACKSTONE/GSO STRATEGIC CREDIT FUND

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith

	Name:	Dan Smith
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Blackstone / GSO Senior Floating Rate Term Fund

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Dan Smith

	Name:	Dan Smith
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Emerson Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan Smith

	Name:	Dan Smith
	Title:	Authorized Signatory

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Ann Arbor Employee’s Retirement System, City of

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Ann Arbor Employee’s Retirement System, City of, account number 17-99170/ANX01

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Eastern Band of Cherokee Indians

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Eastern Brand of Cherokee Indians, account number 17-12465

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Employees’ Retirement System of the State of Hawaii

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14428/HIE52

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Forest County Potawatomi Community of Wisconsin (Tribe)

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Forest County Potawatomi Community of Wisconsin (Tribe), account number 080016215013

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Gila River Indian Community

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Gila River Indian Community, account number 1040014161

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Hamilton Health Care System

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Hamilton Health Care System, account number ZKY7

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Imperial County Employees’ Retirement System

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Imperial County Empoyees’ Retirement System, account number P24736/43383

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Midwest Operating Engineers Pension Fund

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Fund, account number 17-06210/MDP03

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Pension Fund of Local No. One, IATSE

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Pension Fund of Local No. One, IATSE, account number G12F7861282

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Sheet Metal Workers Pension Plan of Northern California

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Sheet Metal Workers Pension Plan of Northern California, account number MW2F3001042

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

The Weymouth Retirement System

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the The Weymouth Retirement System, account number HCN4

By:	/s/ Drew R. Sweeney

	Name:	Drew R. Sweeney
	Title:	Portfolio Manager

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Muir Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Douglas L. Winchell
	Name:	Douglas L. Winchell
	Title:	Officer

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDER NAME

By:

DWS Floating Rate Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ James T. Anderson
	Name:	James T. Anderson
	Title:	Managing Director

By:	/s/ Paula Penkal
	Name:	Paula Penkal
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDER NAME

By:

MT. WHITNEY SECURITIES INC.,
By:	Deutsche Investment Management Americas Inc. As Manager

By:	/s/ James T. Anderson
	Name:	James T. Anderson
	Title:	Managing Director

By:	/s/ Paula Penkal
	Name:	Paula Penkal
	Title:	Vice President

[APPVION, INC. - FIRST AMENDMENT TO CREDIT AGREEMENT]

Exhibit A to Amendment

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing First Amendment to Credit Agreement dated as of November 11, 2013 (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, and (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time), executed and delivered by APPVION CANADA LTD., a corporation formed under the laws of the Province of Ontario (“Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

Remainder of Page Intentionally Left Blank -

Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

APPVION CANADA LTD., a corporation formed under the laws of the Province of Ontario

By:
Name:
Its:

Exhibit B to Amendment

Amendments to be Made to 2009 Intercreditor Agreement

	Topic	Potential Amendments to ICA
1.	Documentation	To be substantially the same as the 2009 intercreditor agreement, except as set forth below.

2.	Cap on First Lien Principal Amount

Increase cap to $525 million plus the accordion. $25 million DIP financing cap will be added as additional post-bankruptcy cushion.

Secured Hedge Agreement Obligations and Secured Cash Management Obligations will not be counted against the cap for any purpose

3.	Standstill Period	Shorten from 360 to 180 days

4.	Amendments to First Lien Loan Documents

Requisite second lien creditor consent will be required to:

(i) increase the interest rate by more than 2.5% (excluding increases due to the application of the default rate (not to exceed 2% per annum) or changes in the underlying reference rate);

(ii) extend a maturity date of the First Lien Credit Agreement or Refinancing beyond the maturity of the second lien notes;

(iii) alter any mandatory repayment provision unless repayments are permitted to be paid to permanently reduce second lien obligations; and

(iv) increase the principal amount of the obligations in excess of the first lien cap.

5.	Amendments to Second Lien Note Documents

Requisite first lien creditor consent will be required to:

(i) increase the principal amount of the second lien notes in excess of $250 million, plus any premium payable to holders of the second lien notes and expenses in each case related to or in connection with the first refinancing thereof, such premium and expenses not to exceed $25 million in the aggregate (subject to compliance with the ICA and first lien credit agreement);

(ii) increase the interest rate by more than 2.5% (excluding increases due to the application of the default rate (not to exceed 2% per annum) or changes in the underlying reference rate);

(iii) modify or add any event of default in a manner materially adverse to the loan parties;

(iv) modify or add any covenant in a manner that would make it materially more restrictive to any obligor;

(v) accelerate any dates for scheduled payments of principal or interest or decrease the weighted average life to maturity;

(vi) change any prepayment provisions in a manner adverse to first lien creditors or obligors; and

(vii) increase the obligations of any obligor or confer additional material rights on second lien creditors in a manner adverse to first lien creditors.

No consent by first lien creditors or second lien creditors, as the case may be, will be presumed based on the provision of notice of any proposed change or refinancing. Any refinancing of the second lien notes or the first lien loans must be pursuant to an indenture or other credit documentation, as applicable, that complies with the ICA including the foregoing consent items.

6.	DIP Financing by First Lien Lenders	Will add a DIP financing cap of $25 million in excess of the pre-bankruptcy cap. Secured Hedge Agreement Obligations and Secured Cash Management Obligations will not be counted against the cap

7.	DIP Financing by Second Lien Creditors	Not permitted if one or more of the first lien lenders have proposed a DIP financing, or if the DIP financing to be provided by the second lien creditors will be secured by liens which prime or are pari passu with the liens of the first lien lenders.

8.	Releases in connection with Sale of Collateral

Liens will be automatically released by the Second Lien Agent upon a release by the First Lien Agent only (a) in connection with an enforcement action by the First Lien Agent, during the continuation of a first-lien event of default or during or in connection with an insolvency or liquidation proceeding or (b) to the extent the sale is permitted by the second lien documents (as in effect on the First Amendment Effective Date).

9.	Customary exculpatory provisions	Customary exculpatory provisions relating to the Second Lien Agent to be included.